   As filed with the Securities and Exchange Commission on December 27, 1996
                                                       Registration No. 33-86398
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                              --------------------

                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


     CALIFORNIA                                          95-1068610
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

                             114 EAST FIFTH STREET
                        SANTA ANA, CALIFORNIA 92701-4642
                    (Address of principal executive offices)
                              --------------------

          THE FIRST AMERICAN FINANCIAL CORPORATION 401(k) SAVINGS PLAN
                            (Full title of the plan)
                              --------------------


          MARK R ARNESEN, ESQ.                          (Copy to)
       VICE PRESIDENT, SECRETARY                    NEIL W. RUST, ESQ.
THE FIRST AMERICAN FINANCIAL CORPORATION               WHITE & CASE
         114 EAST FIFTH STREET                     633 WEST FIFTH STREET
      SANTA ANA, CALIFORNIA 92701              LOS ANGELES, CALIFORNIA 90071
             (714) 558-3211                           (213) 620-7700
      (Name, address and telephone
      number of agent for service)

                              --------------------

                        CALCULATION OF REGISTRATION FEE/1/



_________________________
    /1/ No registration fee is applicable, because no additional securities are being offered or sold pursuant to this Post-Effective Amendment.

================================================================================

                                    Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8. EXHIBITS.

          4.1 Amendment No. 1 to The First American Financial Corporation 401(k) Savings Plan.

          23.3  Consent of Counsel.

          24.1  Power of Attorney.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Ana, State of California, on December 27, 1996.

                                       THE FIRST AMERICAN FINANCIAL CORPORATION



                                       By:  /s/ PARKER S. KENNEDY
                                           -------------------------------------
                                           Parker S. Kennedy, President
                                           (Principal Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Date:  December 27, 1996               By:  /s/ D.P. KENNEDY
                                           -------------------------------------
                                           D.P. Kennedy, Chairman
                                           and Director


Date:  December 27, 1996               By:  /s/ PARKER S. KENNEDY
                                           -------------------------------------
                                           Parker S. Kennedy, President
                                           and Director


Date:  December 27, 1996               By:  /s/ THOMAS A. KLEMENS
                                           -------------------------------------
                                           Thomas A. Klemens, Executive Vice
                                           President, Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Date:  December 27, 1996                 By:  /s/ GEORGE L. ARGYROS*
                                              ----------------------------------
                                              George L. Argyros, Director


Date:  December 27, 1996                 By:  /s/ GARY J. BEBAN*
                                              ----------------------------------
                                              Gary J. Beban, Director


Date:  December 27, 1996                 By:  /s/ J. DAVID CHATHAM*
                                              ----------------------------------
                                              J. David Chatham, Director


Date:  December 27, 1996                 By:  /s/ WILLIAM G. DAVIS*
                                              ----------------------------------
                                              William G. Davis, Director


Date:  December 27, 1996                 By:  /s/ JAMES L. DOTI*
                                              ----------------------------------
                                              James L. Doti, Director


Date:  December 27, 1996                 By:  /s/ LEWIS W. DOUGLAS, JR.*
                                              ----------------------------------
                                              Lewis W. Douglas, Jr., Director


Date:  December 27, 1996                 By:  /s/ PAUL B. FAY, JR.*
                                              ----------------------------------
                                              Paul B. Fay, Jr., Director


Date:  December 27, 1996                 By:  /s/ ROBERT B. MCLAIN*
                                              ----------------------------------
                                              Robert B. McLain, Director


Date:  December 27, 1996                 By:  /s/ ANTHONY R. MOISO*
                                              ---------------------------------
                                              Anthony R. Moiso, Director


Date:  December 27, 1996                 By:  /s/ RUDOLPH J. MUNZER*
                                              ---------------------------------
                                              Rudolph J. Munzer, Director


Date:  December 27, 1996                 By:  /s/ FRANK E. O'BRYAN*
                                              ---------------------------------
                                              Frank E. O'Bryan, Director


Date:  December 27, 1996                 By:  /s/ ROSLYN B. PAYNE*
                                              --------------------------------
                                              Roslyn B. Payne, Director


Date:  December 27, 1996                 By:  /s/ VIRGINIA UEBERROTH*
                                              --------------------------------
                                              Virginia Ueberroth, Director


*By: /s/ MARK R ARNESEN
     -----------------------
     Mark R Arnesen
     Attorney-in-Fact


          Pursuant to the requirements of the Securities Act of 1933, the Administrative Committee of The First American Financial Corporation 401(k) Savings Plan has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Ana, State of California, on December 27, 1996.


                                      THE FIRST AMERICAN FINANCIAL CORPORATION
                                      401(K) SAVINGS PLAN

                                      By: /s/ MARK R. ARNESEN
                                          ------------------------------------
                                          Mark R Arnesen
                                          (Member of the Administrative
                                          Committee of the above-named plan)

                                 EXHIBIT INDEX


Exhibit
  No.                                  Description
  ---                                  -----------
4.1            Amendment No. 1 to The First American Financial Corporation
               401(K) Savings Plan

23.3           Consent of Counsel

24.1           Power of Attorney
